Summary Prospectus August 1, 2016 American Century Investments® Capital Preservation Fund
Investor Class: CPFXX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at the web addresses listed below. You can also get this information at no cost by calling or sending an email request. The fund’s prospectus and other information are also available from financial intermediaries (such as banks and broker-dealers) through which shares of the fund may be purchased or sold.

Retail Investors americancentury.com/funds/fund_reports.jsp 1-800-345-2021 or 816-531-5575 prospectus@americancentury.com	Financial Professionals americancentury.com/ipro/funds/fund_reports_mf.jsp 1-800-345-6488 advisor_prospectus@americancentury.com

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI), each dated August 1, 2016 (as supplemented at the time you receive this summary prospectus), as well as the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated March 31, 2016. The fund's SAI and annual report may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective
The fund is a money market fund that seeks maximum safety and liquidity. Its secondary objective is to seek to pay shareholders the highest rate of return consistent with safety and liquidity.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Investor
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Investor
Management Fee	0.47%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.48%
Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$49	$154	$269	$604

Principal Investment Strategies
Under normal circumstances, Capital Preservation invests exclusively in short-term money market securities issued by the U.S. Treasury that are guaranteed by the direct full faith and credit pledge of the U.S. government. The income from these securities is exempt from state income tax. Examples of U.S. Treasury securities in which the fund may invest include Treasury bills and notes, and Treasury floating-rate notes.
Because this fund is a government money market fund, both retail and institutional shareholders may invest in the fund. This fund does not have the ability to impose a liquidity fee on the sale of shares or temporarily suspend redemptions in response to decreases in liquidity.
The fund may purchase U.S. Treasury securities through buy/sell back transactions. The fund may commit up to 35% of its total assets to such transactions.
Principal Risks
Because short-term money market securities are among the safest securities available, the interest they pay is among the lowest for income-paying securities. Accordingly, the yield on this fund will likely be lower than the yield on funds that invest in longer-term or lower-quality securities.
Investments in U.S. Treasury securities are sensitive to interest rate changes. Generally, the value of debt securities and the funds that hold them decline as interest rates rise. The fund’s investments in short-term U.S. Treasury securities are designed to minimize this risk. However, a sharp and unexpected rise in interest rates could cause the fund’s share price to drop.
You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
Fund Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The fund’s past performance is not necessarily an indication of how the fund will perform in the future. For current performance information, including yields, please visit americancentury.com.
Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.
Calendar Year Total Returns
Highest Performance Quarter (4Q 2006): 1.17%            Lowest Performance Quarter (1Q 2010): 0.00%

As of June 30, 2016, the most recent calendar quarter end, the fund’s Investor Class year-to-date return was 0.00%.

Average Annual Total Returns For the calendar year ended December 31, 2015	1 year	5 years	10 years
Investor Class	0.01%	0.01%	1.03%
Investment Advisor
American Century Investment Management, Inc.
Purchase and Sale of Fund Shares
You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.
Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($2,000 for Coverdell Education Savings Accounts). Investors opening accounts through financial intermediaries may open an account with $250, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations or certain employer-sponsored retirement plans.
There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans. For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.
Tax Information
Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

©2016 American Century Proprietary Holdings, Inc. All rights reserved.
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